Exhibit 10.1.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), with an effective date of February [    ], 2014, is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 20, 2013 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower has advised Agent and Lenders that Parent (or a newly formed Subsidiary of Parent) intends to enter into an agreement to purchase substantially all the assets of Kingsdale Shareholder Services Inc., a corporation continued under the laws of Ontario (the "Kingsdale Acquisition")

WHEREAS, in connection with the Kingsdale Acquisition, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)          Article 5 of the Credit Agreement is hereby amended to add the following Section 5.19 at the end thereof:

"5.19. Sweep of Kingsdale Accounts. The Loan Parties shall, or shall cause Kingsdale to, on a monthly basis (or on a more frequent basis if requested by Agent at any time after an Event of Default has occurred and is continuing) wire all Trust Account Spread Amounts in each Kingsdale Account to a Controlled Account, provided, that (x) with respect to Kingsdale Accounts located in the United States, so long as no Event of Default has occurred and is continuing, only the portion of Trust Account Spread Amounts on deposit in such Kingsdale Accounts in excess of an aggregate US Dollar Equivalent amount equal to (i) $6,000,000 less (ii) the aggregate Dollar Equivalent amount on deposit in all Deposit Accounts referenced in Section 6.11(b)(i) shall be required to be wired to a Controlled Account pursuant to this Section 5.19 and (y) with respect to Kingsdale Accounts located outside the United States, so long as no Event of Default has occurred and is continuing, only the portion of Trust Account Spread Amounts on deposit in such Kingsdale Accounts in excess of an aggregate US Dollar Equivalent amount equal to (i) $15,000,000 less (ii) the aggregate Dollar Equivalent amount on deposit in all Deposit Accounts referenced in Section 6.11(b)(ii) shall be required to be wired to a Controlled Account pursuant to this Section 5.19."

(b)          Section 6.11(b) of the Credit Agreement is hereby amended to restate the first sentence thereof in its entirety as follows:

(b) Other than (i) with respect to Deposit Accounts located in the United States, an aggregate Dollar Equivalent amount of not more than $6,000,000 at any one time for a period of more than 4 consecutive days, in the case of Parent and its Subsidiaries, (ii) with respect to Deposit Accounts located outside the United States, an aggregate Dollar Equivalent amount of not more than $15,000,000 at any one time for a period of more than 4 consecutive days, in the case of Parent and its Subsidiaries, (iii) amounts deposited into Deposit Accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent's or its Subsidiaries' employees, (iv) amounts up to $500,000 deposited into Deposit Accounts specifically and exclusively used for the payment of sales taxes by Parent's or its Subsidiaries', (v) Deposit Accounts of any Loan Party or any Subsidiary of Parent which was the target of a Permitted Acquisition, for a period of no more than 45 consecutive Business Days after the consummation of such Permitted Acquisition, (vi) with respect to segregated Deposit Accounts specifically and exclusively used to hold only designated media and production-related advances made to a Loan Party by a customer of such Loan Party (and in which no Loan Party has any interest), and (vii) with respect to the Kingsdale Accounts, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless (x) Parent or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent's Liens in such Permitted Investments and (y) any such cash, Cash Equivalents or amounts credited to Deposit Accounts or Securities Accounts are maintained at a Controlled Account Bank (as defined in the US Security Agreement).

(c)          Section 8.2 of the Credit Agreement is hereby amended to delete the reference therein to "5.15 or 5.17 of this Agreement" and replace it with the following: "5.15, 5.17 or 5.19 of this Agreement."

(d)          Schedule 1.1 to the Credit Agreement is hereby amended to insert the following definition of "Kingsdale", "Kingsdale Accounts" and "Trust Account Spread Amounts" in the proper place alphabetically:

"Kingsdale" means Kingsdale Partners LP, an Ontario limited partnership.

"Kingsdale Accounts" means segregated trust or escrow accounts in the name of Kingsdale maintained with a bank reasonably acceptable to Agent and specifically and exclusively used to hold funds of third parties (in which no Loan Party has any beneficial interest) in connection with depositary services provided by Kingsdale in the ordinary course of business for mergers, acquisitions, exchange offers and other similar corporate transactions; provided, that, subject to Section 5.19, there may be Trust Account Spread Amounts on deposit from time to time in such accounts.

"Trust Account Spread Amounts" means, with respect to any Kingsdale Account, the aggregate Dollar Equivalent amount on deposit in such Kingsdale account of all interest and foreign exchange charges accrued on the third party funds on deposit in such Kingsdale Account, to the extent such interest and foreign exchange charges are owned by or for the benefit of Kingsdale.

(e)          Schedule 1.1 to the Credit Agreement is hereby amended to amend and restate clause (l) of the definition of Permitted Indebtedness in its entirety as follows:

"(l) unsecured Indebtedness incurred in respect of netting services, overdraft protection, employee credit card programs, automatic clearinghouse arrangements, escrow or trust account arrangements, other cash management and other like services, in each case, incurred in the ordinary course of business."

(f)          Schedule 5.2 to the Credit Agreement is hereby amended to amend and restate clause (d) thereof in its entirety as follows:

"(d)   a detailed report, on a consolidated basis, regarding Loan Parties' cash and Cash Equivalents, including (i) a cash report indicating restricted and unrestricted cash, (ii) an indication of which amounts constitute Qualified Cash, (iii) the daily cash report by agency and (iv) an indication of amounts on deposit in the Kingsdale Accounts that constitute Trust Account Spread Amounts."

3.             Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement (other than as amended by this Amendment) and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4.             Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)          Agent shall have received a fully executed copy of this Amendment;

(b)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(c)          The Kingsdale Acquisition shall have been consummated in accordance with the terms of the purchase documents entered into in connection therewith (the "Kingsdale Purchase Documents".

5.             Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)          All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)          No Default or Event of Default has occurred and is continuing;

(c)          The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party;

(d)          This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

(e)          Each of the conditions set forth in the definition of "Permitted Acquisition" has been satisfied with respect to the Kingsdale Acquisition, and the Kingsdale Acquisition has been consummated in accordance with the terms of the Kingsdale Purchase Documents.

6.              Miscellaneous.

(a)          Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(d)          References. Any references in the Credit Agreement to "this Agreement", and any references to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(e)          Loan Document. This Amendment shall constitute a "Loan Document" as defined in the Credit Agreement.

(f)          No Waiver of Rights. Except as expressly set forth herein, the terms and provisions set forth in this Amendment shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, and shall not be deemed to waive or modify any rights of Agent or the Lenders.

7.             Release.

(a)          In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Signature Pages to Second Amendment to Amended and Restated Credit Agreement

6 DEGREES INTEGRATED COMMUNICATIONS CORP

72ANDSUNNY PARTNERS, LLC

ACCENT MARKETING SERVICES, L.L.C.

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.)

ALLISON & PARTNERS LLC

ANOMALY PARTNERS LLC

ANOMALY INC.

ATTENTION PARTNERS LLC

BOOM MARKETING INC.

BRUCE MAU DESIGN INC.

BRUCE MAU DESIGN (USA) LLC

BRUCE MAU HOLDINGS LTD.

BRYAN MILLS IRADESSO CORP.

CAPITAL C PARTNERS GP INC.

CAPITAL C PARTNERS LP
By: Capital C Partners GP Inc.
      Its general partner

COLLE & MCVOY LLC

COMPUTER COMPOSITION OF CANADA LP

By: MDC Canada GP Inc.
       Its general partner

CONCENTRIC PARTNERS LLC

CRISPIN PORTER & BOGUSKY EUROPE AB

CRISPIN PORTER & BOGUSKY LLC

DONER PARTNERS LLC

DOTGLU LLC

Signature Pages to Second Amendment to Amended and Restated Credit Agreement

HELLO DESIGN, LLC

HL GROUP PARTNERS LLC

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC

KBP HOLDINGS LLC

KBS+P ATLANTA LLC (formerly known as Fletcher Martin LLC)

KBS+P CANADA LP KBS+P CANADA SEC

By: MDC Canada GP Inc.
 Its general partner

KENNA COMMUNICATIONS GP INC.

KENNA COMMUNICATIONS LP

By: Kenna Communications GP Inc.
      Its general partner

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC)

KIRSHENBAUM BOND & PARTNERS WEST LLC

KWITTKEN PR LLC

LAIRD + PARTNERS NEW YORK LLC

LBN PARTNERS LLC

LUNTZ GLOBAL PARTNERS LLC

MAXXCOM GLOBAL MEDIA LLC

MAXXCOM INC.

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC ACQUISITION INC.

MDC CANADA GP INC.

MDC CORPORATE (US) INC.

Signature Pages to Second Amendment to Amended and Restated Credit Agreement

MDC INNOVATION PARTNERS LLC (d/b/a Spies & Assassins)

MDC TRAVEL, INC.

MONO ADVERTISING, LLC

NEW TEAM LLC

NORTHSTAR MANAGEMENT HOLDCO INC.

NORTHSTAR RESEARCH GP LLC

NORTHSTAR RESEARCH HOLDINGS CANADA INC.

NORTHSTAR RESEARCH HOLDINGS USA LP

NORTHSTAR RESEARCH PARTNERS INC.

NORTHSTAR RESEARCH PARTNERS (USA) LLC

OUTERACTIVE, LLC

PULSE MARKETING, LLC

REDSCOUT LLC

RELEVENT PARTNERS LLC

RJ PALMER PARTNERS LLC

SKINNY NYC LLC

SLOANE & COMPANY LLC

SOURCE MARKETING LLC

STUDIO PICA INC.

TARGETCAST LLC

TARGETCOM LLC

TC ACQUISITION INC.

THE ARSENAL LLC (formerly known as Team Holdings LLC)

Signature Pages to Second Amendment to Amended and Restated Credit Agreement

TRACK 21 LLC

TRADE X PARTNERS LLC

UNION ADVERTISING CANADA LP

By: MDC Canada GP Inc.
       Its general partner

VARICK MEDIA MANAGEMENT LLC

VERITAS COMMUNICATIONS INC.

VITRO PARTNERS LLC

VITROROBERTSON LLC

X CONNECTIONS INC.

YAMAMOTO MOSS MACKENZIE, INC.

ZYMAN GROUP, LLC

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Signature Pages to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

Bank of Montreal, as a Lender

By:
Name:
Title:

Goldman Sachs Lending Partners LLC, as a Lender

By:
Name:
Title:

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:
Name:
Title:

Signature Pages to Second Amendment to Amended and Restated Credit Agreement